GLENBROOK LIFE SCUDDER VARIABLE ACCOUNT (A)

                                   OFFERED BY

                       GLENBROOK LIFE AND ANNUITY COMPANY
                              POST OFFICE BOX 94039
                          PALATINE, ILLINOIS 60094-4039

                                CUSTOMER SERVICE
                              8301 MARYLAND AVENUE
                            ST. LOUIS, MISSOURI 63105
                                 1-(800)242-4402

             INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED VARIABLE
                                ANNUITY CONTRACTS
                         ------------------------------

PROSPECTUS
October 5,1998

         This prospectus describes the no sales load Flexible Premium Deferred Variable Annuity Contract ("Contract") offered by Glenbrook Life and Annuity Company ("Company"), a wholly owned subsidiary of Allstate Life Insurance Company. The Contract is designed to aid you in accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Contract is available to individuals, as well as to certain retirement plans and individual retirement plans and individual retirement accounts that qualify for special federal income tax treatment. The Contract may also be purchased for use as an Individual Retirement Annuity that qualifies for special federal income tax treatment applicable to ("IRA").


         The Contract may be purchased for a minimum initial purchase payment of $2,500 ($2,000 Qualified). No commission or sales charge is deducted from the purchase payments or from amounts payable upon surrender of the Contract. The Owner of a Contract ("Owner") may make additional purchase payments subject to certain conditions and limitations. The Owner may allocate the purchase payments for the Contracts to one or more Sub-accounts of the Glenbrook Life Scudder Variable Account (A) ("Variable Account") and/or the Fixed Account option(s) funded through the Company's general account.

         Each Sub-account invests exclusively in a mutual fund portfolio of the Scudder Variable Life Investment Fund, an investment company registered under the Investment Company Act of 1940, as amended ("Fund"). The portfolios currently available are: the Money Market Portfolio and Class A shares of the Fund's Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Portfolio, the Growth and Income Portfolio, and the Global Discovery Portfolio. A more complete description of the Portfolios is set forth in the prospectus for the Fund. Scudder Kemper Investments, Inc. acts as sole investment adviser to the Fund.

         This prospectus presents information you should know before making a decision to invest in the Contract and the available Investment Alternatives.

         The Contract Value will vary daily as a function of the investment performance of the Sub-accounts of the Variable Account to which you have allocated premium(s) and any interest credited to the Fixed Account options, if applicable. The Company does not guarantee any minimum Contract Value for amounts allocated to the Variable Account. The Owner bears the complete investment risk for all payments allocated to the Variable Account.

         The Company has prepared and filed a Statement of Additional Information dated the same date as this Prospectus with the U.S. Securities and Exchange Commission. If you wish to receive the Statement of Additional Information, you may obtain a free copy by calling or writing the Company at the address above. For your convenience, an order form for the Statement of Additional Information may be found on page A-2 of this prospectus. Before ordering, you may wish to review the Table of Contents of the Statement of Additional Information on page A-1 of this prospectus. The Statement of Additional Information has been incorporated by reference into this prospectus.

         THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE SCUDDER VARIABLE LIFE INVESTMENT FUND.

         THE SECURITIES AND EXCHANGE  COMMISSION HAS NOT APPROVED OR DISAPPROVED
THESE   SECURITIES  OR  PASSED  UPON  THE  ADEQUACY  OF  THE   PROSPECTUS.   ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE

                 The Contract may not be available in all states.

         THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.








                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
GLOSSARY.......................................................         1
HIGHLIGHTS.....................................................         3
SUMMARY OF VARIABLE ACCOUNT EXPENSES...........................         6
CONDENSED FINANCIAL INFORMATION................................         9
YIELD AND TOTAL RETURN DISCLOSURE..............................         9
GLENBROOK LIFE AND ANNUITY COMPANY AND THE VARIABLE ACCOUNT...         10
THE FUND.......................................................        12
THE FIXED ACCOUNT OPTIONS......................................        14
  Standard Fixed Account Option................................        15
  The Dollar Cost Averaging Fixed Account......................        15
PURCHASE OF THE CONTRACTS......................................        16
  Purchase Payment Limits......................................        16
  Free-Look Period.............................................        16
  Crediting of Initial Purchase Payment........................        16
  Allocation of Purchase Payments..............................        16
  Accumulation Units...........................................        17
  Accumulation Unit Value......................................        17
  Transfers Among Investment Alternatives......................        17
  Dollar Cost Averaging........................................        18
  Automatic Portfolio Rebalancing..............................        18
BENEFITS UNDER THE CONTRACT....................................        19
  Withdrawals..................................................        19
  Income Payments..............................................        20
     Payout Start Date for Income Payments.....................        20
     Variable Amount Income Payments...........................        20
     Fixed Amount Income Payments..............................        21
     Annuity Transfers.........................................        21
     Income Plans..............................................        21
DEATH BENEFITS.................................................        22
  Distribution Upon Death Payment Provisions...................        22
  Death Benefit Amount.........................................        23
  Enhanced Death Benefit Rider.................................        24
CHARGES AND OTHER DEDUCTIONS...................................        24
  Deductions from Purchase Payments............................        24
  Withdrawal Charge............................................        25
  Contract Maintenance Charge..................................        25
  Administrative Expense Charge................................        25
  Mortality and Expense Risk Charge............................        25
  Taxes........................................................        26
  Transfer Charges.............................................        26
  Fund Expenses................................................        26
GENERAL MATTERS................................................        26
  Owner........................................................        26
  Beneficiary..................................................        26
  Assignments..................................................        27
  Delay of Payments............................................        27
  Modification.................................................        27
  Customer Inquiries...........................................        28
FEDERAL TAX MATTERS............................................        28
  Introduction.................................................        28
  Taxation of Annuities in General.............................        28
     Tax Deferral..............................................        28
     NonNatural Owners.........................................        28
     Diversification Requirements..............................        29
     Ownership Treatment.......................................        29
     Delayed Maturity Dates....................................        30
     Taxation of Partial and Full Withdrawals..................        30
     Taxation of Annuity Payments..............................        30
     Taxation of Annuity Death Benefits........................        31
     Penalty Tax on Premature Distributions....................        31
     Aggregation of Annuity Contracts..........................        31
     Tax Qualified Contracts...................................        31
     Restrictions Under Section 403(b) Plans...................        32
     Roth Individual Retirement Annuities......................        32
     Income Tax Withholding....................................        32
DISTRIBUTION OF THE CONTRACTS..................................        33
VOTING RIGHTS..................................................        33
LEGAL PROCEEDINGS..............................................        34
FINANCIAL STATEMENTS...........................................        34
LEGAL MATTERS..................................................        34
YEAR 2000......................................................        35
STATEMENT OF ADDITIONAL INFORMATION: TABLE OF CONTENTS.........       A-1
ORDER FORM......................................................      A-2

                                    GLOSSARY

ACCUMULATION UNIT: A measure of your ownership interest in a Sub-account of the Variable Account prior to the Payout Start Date.

ACCUMULATION UNIT VALUE: The value of each Accumulation Unit which is calculated each Valuation Date. Each Sub-account of the Variable Account has its own Accumulation Unit Value.

ANNUITANT(S): The person(s) whose life determines the latest Payout Start Date and the amount and duration of any income payments for Income Plan options other than Guaranteed Payments for a Specified Period. Joint annuitants are only permitted on or after the Payout Start Date. Joint Annuitants may be permitted only if a Join and Survivor Income Plan is selected.

BENEFICIARY(IES): The person(s) to whom any benefits are due when a death benefit is payable and there is no surviving Owner.

COMPANY ("WE", "US"): Glenbrook Life and Annuity Company.

CONTRACT: The Glenbrook Life and Annuity Company Flexible Premium Deferred Variable Annuity Contract, known as the "Scudder Horizon Advantage Variable Annuity" is described in this prospectus. The Contracts are issued as individual Contracts or as group Contracts. In states where the Contracts are available only as group Contracts, a certificate is issued to you, as the certificate holder, that summarizes the provisions of the group Contract. For convenience, this prospectus refers to both Contracts and certificates as "Contracts."

CONTRACT ANNIVERSARY:   An anniversary of the date that the Contract was issued.

CONTRACT VALUE: The value of all amounts accumulated under the Contract prior to the Payout Start Date, which is equivalent to the Accumulation Units in each Sub-account of the Variable Account multiplied by the respective Accumulation Unit Value, plus the value in the Fixed Account options.

CONTRACT YEAR: A period of 12 months starting with the issue date or any Contract Anniversary.

FIXED ACCOUNT: All of the assets of the Company that are not in separate accounts. The Fixed Account options are the Dollar Cost Averaging Fixed Account ("DCA Account") and the Standard Fixed Account.

FUND: Scudder Variable Life Investment Fund.

INCOME PLAN: One of several ways in which a series of payments are made after the Payout Start Date. Income payments are based on the Contract Value adjusted by any applicable taxes on the Payout Start Date. Income payment amounts may vary based on any Sub-account of the Variable Account and/or may be fixed for the duration of the Income Plan.

INVESTMENT ALTERNATIVES: The Sub-accounts of the Variable Account, the Dollar Cost Averaging Fixed Account and the Standard Fixed Account.

NON-QUALIFIED CONTRACTS: Contracts other than Qualified Contracts.

OWNER(S)("YOU"): The person(s) designated as the Owner in the Contract.

PAYOUT START DATE: The date on which income payments begin.

QUALIFIED CONTRACTS: Contracts issued under plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 403A and 408 and 408A of the Internal Revenue Code.

SUB-ACCOUNT: A portion of the Variable Account invested in shares of a corresponding Portfolio. The investment performance of each Sub-account is linked directly to the investment performance of its corresponding Portfolio.

VALUATION DATE: Each day that the New York Stock Exchange ("NYSE") is open for trading, except for days in which there is insufficient trading in the Variable Account's portfolio securities such that the value of Accumulation or Annuity Units might not be materially affected by changes in the value of the portfolio securities. The Valuation Date does not include such Federal and non-Federal holidays as are observed by the NYSE.

VALUATION PERIOD: The period between successive Valuation Dates, commencing at the close of regular trading on the NYSE (which is normally 4:00 pm Eastern
Time) and ending as of the close of regular trading on the next succeeding Valuation Date.

VARIABLE ACCOUNT: Glenbrook Life Scudder Variable Account (A), a separate investment account established by the Company to receive and invest purchase payments paid under the Contracts.

                                   HIGHLIGHTS

THE CONTRACT

     This Contract is designed for long-term financial planning and retirement planning. Money can be allocated to any combination of Investment Alternatives. You have access to your monies either through withdrawals of Contract Value or through periodic income payments. You bear the entire investment risk for Contract Values and income payments based upon the Variable Account, because values will vary depending on the investment performance of the Sub-account(s) you select. See "Accumulation Unit Value," page and "Income Plans," page .

FREE-LOOK

     You may cancel the Contract any time within 20 days after receipt of the Contract and receive a full refund of purchase payments allocated to the Fixed Account. Purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation, unless a refund of purchase payments is required by state or federal law. See "Free-Look Period," page .

HOW TO INVEST

     Your first purchase payment must be at least $2,500 (for Qualified Contracts, $2,000). Currently, there is no minimum additional Purchase Payment amount nor is there a maximum number of additional Purchase Payments. The amount of subsequent purchase payments is at the Company's discretion. See "Purchase Payment Limits," page . At the time of your application, you will allocate your purchase payment among the Investment Alternatives. See "Allocation of Purchase Payments," page . All allocations must be in whole percents from 0% to 100% (total allocation must equal 100%) or in whole dollars (total allocation must equal entire dollar amount of purchase payment). Allocations may be changed by notifying the Company in writing. See "Allocation of Purchase Payments," page .

INVESTMENT ALTERNATIVES

     The Variable Account invests in shares of Scudder Variable Life Investment Fund, Inc. (the "Fund"). The Fund has a total of seven Portfolios available under the Contract: (1) Money Market; (2) Bond; (3) Capital Growth; (4) Balanced; (5) International; (6) Growth and Income; and (7) Global Discovery. The assets of each Portfolio are held separately from the other Portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectus for the Fund. The investment adviser for all Portfolios is Scudder Kemper Investments, Inc. In addition to the Variable Account, Owners can also allocate all or part of their purchase payments to the DCA Account or the Standard Fixed Account. See "Fixed Account," page .



TRANSFERS AMONG INVESTMENT ALTERNATIVES

     Prior to the Payout Start Date, you may transfer amounts among the Investment Alternatives, subject to some restrictions. Amounts may be transferred among the Sub-accounts and from the Sub-accounts to the Standard Fixed Account and from the Standard Fixed Account to the Sub-accounts at any time. Transfers are not permitted to be made into the DCA Account. Currently, no charge is being imposed for any transfers among Sub-accounts or between the Sub-accounts and the Fixed Account options. The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year. The Company is presently waiving this charge. Certain Fixed Account transfers may be restricted. See "Transfers Among Investment Alternatives," page . You may want to enroll in a Dollar Cost Averaging Program or in an Automatic Portfolio Rebalancing Program. See "Dollar Cost Averaging," page and "Automatic Portfolio Rebalancing," page .

CHARGES AND DEDUCTIONS

     The costs of the Contract include: a mortality and expense risk charge, deducted daily, equal on an annual basis to no greater than .40% of the Contract's daily net assets in the Variable Account, and an administrative expense charge, deducted daily, equal on an annual basis to no greater than .30% of the Contract's daily net assets in the Variable Account. If you select the Enhanced Death Benefit Rider, a mortality and expense risk charge will be deducted daily, equal on an annual basis to no greater than .50% of the Contract's daily net assets in the Variable Account, and an administrative expense charge of no greater than .30%. The Company reserves the right to assess a transfer charge ($10 on each transfer in excess of twelve per Contract Year). Additional deductions may be made for certain taxes. See "Administrative Expense Charge," page , "Mortality and Expense Risk Charge," page , "Transfer Charges," page , and "Taxes," page .

WITHDRAWALS

     There is no withdrawal charge under the Contract. You may withdraw all or part of the Contract Value at any time on or before the Payout Start Date, without a withdrawal charge. The minimum amount that can be withdrawn is $50. If any withdrawal reduces the Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value. If you withdraw the entire Contract Value, the Contract will terminate. In addition, a withdrawal request must contain explicit instructions as to the withdrawal amounts, including the amount to be withdrawn from each of the selected Sub-accounts and/or the Fixed Account. See "Withdrawals," page , "Withdrawals or Transfers," page , and "Taxation of Annuities in General," page .

DEATH BENEFIT

     The Company will pay a death benefit prior to the Payout Start Date on the death of any Owner or, if the Owner is not a natural person, on the death of the Annuitant. See "Death Benefit Amount," page .


INCOME PAYMENTS

     You will receive periodic income payments beginning on the Payout Start Date. You may choose among several Income Plans to fit your needs. Income payments may be received for a specified period or for life (either single or joint life), with or without a guaranteed number of payments. You can select income payments that are fixed, variable or a combination of fixed and variable. See "Income Payments," page .

                      SUMMARY OF VARIABLE ACCOUNT EXPENSES

     The following table illustrates all expenses and fees that you will incur. The expenses and fees set forth in the table are based on charges under the Contracts, the expenses of the Variable Account and the underlying Fund for the year ended December 31, 1997.

OWNER TRANSACTION EXPENSES (ALL SUB-ACCOUNTS)

Sales Load Imposed on Purchases....................................None
Contingent Deferred Sales Charge...................................None
Transfer Fee.......................................................   *
Annual Contract Fee................................................None
Surrender Fee......................................................None

Variable Account Annual Expenses
(as a percentage of the Contract's average net assets in the Variable Account)

With the Enhanced Death Benefit
Mortality and Expense Risk Charge**................................0.50%
Administrative Expense Charge......................................0.30%
Total Variable Account Annual Expenses.............................0.80%

Without the Enhanced Death Benefit
Mortality and Expense Risk Charge**................................0.40%
Administrative Expense Charge......................................0.30%
Total Variable Account Annual Expenses.............................0.70%
----------------
* Currently, the Company does not impose a transfer charge. The Company reserves the right in the future to assess a $10 charge for each transfer in excess of twelve in any Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing.

**For amounts allocated to the Variable Account, the mortality and expense risk charge is assessed during both the accumulation and the payout phases of the Contract.

                        FUND EXPENSES AS OF JUNE 30, 1998
                        (AS A PERCENTAGE OF FUND ASSETS)


                                   MANAGEMENT    OTHER        TOTAL FUND
FUND PORTFOLIO                     FEES          EXPENSES     ANNUAL EXPENSES
--------------                     ----------    ---------    ---------------
Money Market                          0.37%         0.08%          0.45%
Bond                                  0.47%         0.12%          0.59%
Capital Growth                        0.47%         0.04%          0.51%
Balanced                              0.47%         0.10%          0.57%
International                         0.86%         0.22%          1.08%
Growth and Income                     0.47%         0.09%          0.56%
Global Discovery                      0.83%         0.71%          1.54%
----------------

EXAMPLE

     You (the Owner) would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return if you terminate your Contract, if you do not terminate your contract or if you annuitize your contract for a specified period of less than 120 months at the end of the applicable time period:

(With the Enhanced Death Benefit*)
FUND PORTFOLIO                               1 YEAR    3 YEARS
-------------------------                    ------    -------
 Money Market                                  $13       $40
 Bond                                          $14       $44
 Capital Growth                                $13       $42
 Balanced                                      $14       $44
 International                                 $19       $60
 Growth and Income                             $14       $43
 Global Discovery                              $24       $74

(Without the Enhanced Death Benefit**)
FUND PORTFOLIO                               1 YEAR    3 YEARS
-------------------------                    ------    -------
Money Market                                   $12       $37
Bond                                           $13       $41
Capital Growth                                 $12       $39
Balanced                                       $13       $41
International                                  $18       $56
Growth and Income                              $13       $40
Global Discovery                               $23       $71

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the example is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. Premium taxes, which vary from 0 - 3.5% depending upon the state where the Contract is sold, may also be imposed but are not reflected in the example.
---------------------
*  Total Separate Account Expenses of .80%
**Total Separate Account Expenses of .70%

                         CONDENSED FINANCIAL INFORMATION

     Condensed financial information is not included herein because, as of the date of this Prospectus, sales of the Contracts had not commenced. Accordingly, no monies had been allocated to the Contracts as of the date of this Prospectus. Therefore, accumulation unit values for these Contracts was not available.

                        YIELD AND TOTAL RETURN DISCLOSURE

     From time to time the Variable Account may advertise the yield and total return investment performance of one or more Sub-accounts. Yield and standardized total return advertisements include all charges and expenses attributable to the Contracts. Such fees and charges include the Mortality and Expense Risk Charge (0.40% for Contracts with the standard Death Benefit and 0.50% for Contracts with the Enhanced Death Benefit) and an Administrative Expense Charge of 0.30%. Thus, the standardized performance reflects not only the actual investment performance of invested assets but also the effect of contractual fees and charges.

     When a Sub-account advertises its standardized total return it will usually be calculated for one year, five years, and ten years or since inception if the Sub-account has not been in existence for such periods. Total return is measured by comparing the value of an investment in the Sub-account at the end of the relevant period to the value of the investment at the beginning of the period.

     Certain Sub-accounts may advertise yield in addition to total return. Except in the case of the Scudder Money Market Sub-account, the yield will be computed in the following manner: the net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period, and then annualized. This figure reflects the recurring charges at the separate account level.

     The Scudder Money Market Sub-account may advertise, in addition to the total return, either yield or the effective yield. The yield in this case refers to the income generated by an investment in that Sub-account over a seven-day period net of recurring charges at the separate account level. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized, the income earned by an investment in the Scudder Money Market Sub-account is assumed to be reinvested at the end of each seven-day period. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

     In addition, the Company may present historic performance data for the Portfolios since their inception reduced by all fees and charges under the Contract, including the Mortality and Expense Risk Charge (0.40% for Contracts with the standard Death Benefit and 0.50% for Contracts with the Enhanced Death Benefit) and an Administrative Expense Charge of 0.30%. Such adjusted historic portfolio performance data includes data that precedes the inception dates of the Sub-accounts. This data is designed to show the performance that could have resulted if the Contract had been in existence during that time. Such non-standard performance data will only be disclosed if standard performance data for the required periods is also disclosed.

     Please refer to the Statement of Additional Information for a further description of the method used to calculate a Sub-account's yield and total return.

           GLENBROOK LIFE AND ANNUITY COMPANY AND THE VARIABLE ACCOUNT

GLENBROOK LIFE AND ANNUITY COMPANY

     The Company is the issuer of the Contract. The Company is a stock life insurance company which was organized under the laws of Illinois in 1992. The Company was originally organized under the laws of Indiana in 1965. From 1965 to 1983 the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992 the Company was known as "William Penn Life Assurance Company of America." The Company is licensed to operate in Puerto Rico, the District of Columbia and all states except New York. The Company intends to market the Contract in those jurisdictions in which it is licensed to operate. The Company's home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

     The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation"). On June 30, 1995, Sears Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend.

     The Company and Allstate Life entered into a reinsurance agreement, effective June 5, 1992. Under the reinsurance agreement, Fixed Account purchase payments are automatically transferred to Allstate Life and become invested with the assets of Allstate Life, and Allstate Life accepts 100% of the liability under such contracts. However, the obligations of Allstate Life under the reinsurance agreement are to the Company; the Company remains the sole obligor under the Contract to the Owners.

     The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities competing in the sale of insurance and annuities. There are approximately 1,700 stock, mutual and other types of insurers in business in the United States. Several independent rating agencies regularly evaluate life insurer's claims-paying ability, quality of investments and overall stability. A.M. Best Company assigns A+r* for financial strength to Allstate Life which automatically reinsures all net business of the Company. Standard & Poor's Insurance Rating Services assigns AA+ (very strong) for financial strength rating to the Company and Moody's assigns an Aa2 (Excellent) for financial strength rating to the Company. These ratings do not relate to the investment performance of the Variable Account.

THE VARIABLE ACCOUNT

     Established on August 26, 1998, the Glenbrook Life Scudder Variable Account
(A) is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration, however, does not signify that the Commission supervises the management or investment practices or policies of the Variable Account. The investment performance of the Variable Account is independent of both the investment performance of the Company's general account and the performance of any other separate account.

     The Variable Account has been divided into seven Sub-accounts, each of which invests solely in its corresponding Fund of Scudder Variable Life Investment Fund. Additional Sub-accounts may be added at the discretion of the Company. The Variable Account may also add other Sub-accounts that may be available under other variable annuity contracts.

     The assets of the Variable Account are held separately from the other assets of the Company. The assets are not chargeable with liabilities incurred in the Company's other business operations. Accordingly, the income, capital gains and capital losses, realized or unrealized, incurred on the assets of the Variable Account are credited to or charged against the assets of the Variable Account, without regard to the income, capital gains or capital losses arising out of any other business the Company may conduct. The Company's obligations arising under the Contracts are general corporate obligations of the Company.

                                    THE FUND

     The Variable Account will invest in Class A shares of the Scudder Variable Life Investment Fund (the "Fund"). The Fund is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. Registration of the Fund does not involve supervision of its management, investment practices or policies by the Securities and Exchange Commission. The Fund is designed to provide an investment vehicle for variable annuity contracts and variable life insurance policies. Therefore, shares of the Fund are sold only to insurance company separate accounts, including the Variable Account.

SCUDDER VARIABLE LIFE INVESTMENT FUND

     The Fund currently consists of the following Portfolios: (1) the Scudder Money Market Portfolio; (2) the Scudder Bond Portfolio; (3) the Scudder Capital Growth Portfolio; (4) the Scudder Balanced Portfolio; (5) the Scudder International Portfolio; (6) the Scudder Growth and Income Portfolio; and (7) the Scudder Global Discover Portfolio. Each Portfolio represents, in effect, a separate mutual fund with its own distinct investment objectives and policies. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

     The investment objectives and policies of certain portfolios are similar to the investment objective and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

     The investment objectives and policies of the Portfolios available under the Contracts are summarized below:

         Money Market Portfolio: This Portfolio seeks to maintain stability of capital, and consistent therewith, to maintain liquidity of capital and to provide current income. This Portfolio seeks to maintain a constant net asset value of $1.00 per share. It will invest in money market securities such as U.S. Treasury obligations, commercial paper, and certificates of deposit and bankers' acceptances of domestic and foreign banks, including foreign branches of domestic banks, and will enter into repurchase agreements.

     Bond Portfolio: This Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. It primarily invests in U.S. Government, corporate, and other notes and bonds.

     Capital  Growth   Portfolio:   This  Portfolio  seeks   long-term   capital
appreciation and, consistent therewith, current income through a broad and flexible investment program. The Portfolio seeks to achieve these objectives by investing primarily in income-producing publicly traded equity securities, including common stocks and securities convertible into common stocks.

     Balanced Portfolio: This Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk.

     Growth and Income Portfolio: This Portfolio seeks long-term growth of capital, current income and growth of income. It primarily invests in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends.

     International Portfolio: This Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. It invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and not to concentrate investments in any particular industry.

     Global Discovery Portfolio: This Portfolio seeks above-average capital appreciation over the long term. It primarily invests in equity securities of small companies around the world.

     There can be no assurance that any Portfolio will achieve its objective. More detailed information, including a description of the risks involved in investing in each of the Portfolios, is contained in the Scudder Variable Life Investment Fund Prospectus. Information contained in the Fund's prospectus should be read carefully before investing in a Contract.

INVESTMENT ADVISOR FOR THE FUNDS

     Scudder Kemper Investments, Inc. (the "Adviser"), an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, manages daily investments and business affairs of the Fund, subject to the policies established by the Trustees of the Fund. For additional information, see the Fund's prospectus.

     You will find more complete information about the portfolio, including the risks associated with each portfolio, in the Fund's prospectus. You should read the prospectus for the Fund in conjunction with this prospectus.

     THE FUND PROSPECTUS SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS TO A PARTICULAR SUB-ACCOUNT.


                            THE FIXED ACCOUNT OPTIONS


     Purchase payments allocated to and transfers made to the Fixed Account options become part of the general account of the Company, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 ("1933 act"), nor is the general account registered as an investment company under the Investment Company Act of 1940 ("1940 act"). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

     Purchase payments and transfers made to the Fixed Account options become part of the general account of the Company. The general account is made up of all of the general assets of the Company, other than those in the Variable Account and any other segregated asset account. Instead of the Owner bearing the investment risk as is the case for amounts in the Variable Account, the Company bears the full investment risk for all amounts contributed to the general account. The Company has sole discretion to invest the assets of the general account, subject to applicable law. The Company guarantees that the amounts allocated to the Fixed Account options will be credited interest daily at a net effective interest rate of at lease the minimum guaranteed rate found in the Contract. (Amounts allocated to the Fixed Account do not get charged the separate account asset based charges of either .70% or .80%.) Currently the amount of interest credited in excess of the guaranteed rate will be determined at the sole discretion of the Company. Any interest held in the general account does not entitle an Owner to share in the investment experience of the general account.

STANDARD FIXED ACCOUNT OPTION

     Money deposited in the Standard Fixed Account earns interest for one year at the current rate in effect at the time of allocation or transfer. After the one year period expires, a renewal rate will be declared. Subsequent renewal dates will be on yearly anniversaries of the first renewal date. On or about each renewal date, the Company will notify the Owner of the interest rate(s). The interest rate will be guaranteed by the Company for a full year and will not be less than the guaranteed rate found in the Contract. The Company may declare more than one interest rate for different monies based upon the date of allocation or transfer to the Standard Fixed Account option.


     You may allocate all or a portion of your premium payment(s) to the Standard Fixed Account option. You may withdraw or transfer your money from the Standard Fixed Account option at any time on a first-in, first-out basis. The amount received by the Owner under a withdrawal request equals the amount requested, minus any applicable premium taxes and withholding (if applicable).

THE DOLLAR COST AVERAGING FIXED ACCOUNT

     You may also allocate purchase payments to the Dollar Cost Averaging Fixed Account (the "DCA Account"). Each purchase payment allocated to the DCA Account will earn interest for one year at the current rate in effect at the time you make the allocation to the DCA Account. The rate will never be less than 3.5%. All purchase payments and interest earned on those payments must be transferred to other Investment Alternatives in equal monthly installments within one year. You may not transfer funds from other Investment Alternatives into the DCA Account.

     When you make your purchase payment allocation to the DCA Account, you must designate a percentage (whole percentages only, which must total 100%) of the allocated amount that will be transferred to the Investment Alternative(s) you select. An amount equal to the percentage you designated will be transferred into the Investment Alternatives you designate in equal monthly installments over the number of months you select. The number of monthly transfers selected may not exceed 12. At the end of 12 months from the date of allocation to the DCA Account, any remaining portion of the purchase payment and interest in the DCA Account will be transferred to the Money Market Sub-account.


                            PURCHASE OF THE CONTRACTS

PURCHASE PAYMENT LIMITS

     Your first purchase payment must be at least $2,500 unless the Contract is a Qualified Contract, in which case the first purchase payment must be at least $2,000. Currently, there is no minimum additional Purchase Payment amount nor is there a maximum number of additional Purchase Payments. The amount of subsequent Purchase Payments is at the Company's discretion. Subsequent purchase payments may also be made automatically to your Contract through Automatic Additions.

     We reserve the right to limit the amount of purchase payments we will accept.

FREE-LOOK PERIOD

     You may cancel the Contract any time within 20 days after receipt of the Contract and receive a full refund of purchase payments allocated to the Fixed Account. Purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation unless a refund of purchase payments is required by state or federal law. Your state may require a different free look period.

CREDITING OF INITIAL PURCHASE PAYMENT

     The initial purchase payment accompanied by a duly completed application will be credited to the Contract within two business days of receipt the Company. If an application is not duly completed, we will credit the purchase payments to the Contract within five business days or return it to you at that time unless you specifically consent to us holding the purchase payment until the application is complete. We reserve the right to reject any application. Subsequent purchase payments will be credited to the Contract at the close of the Valuation Period in which the purchase payment is received by the Company.

ALLOCATION OF PURCHASE PAYMENTS

     On the application, you instruct us how to allocate the purchase payment among the Investment Alternatives. Purchase payments may be allocated to any Investment Alternative in whole percents, from 0% to 100% (total allocation must equal 100%) or in whole dollars (total allocation must equal entire dollar amount  of  purchase  payments).  Unless  you  notify us in  writing  otherwise,
subsequent   purchase  payments  are  allocated   according  to  the  allocation
instructions for the previous purchase payment. Any change in allocation instructions will be effective at the time we receive the notice in good order.

ACCUMULATION UNITS

     Each purchase payment allocated to the Variable Account will be credited to the Contract as Accumulation Units. For example, if a $10,000 purchase payment is credited to the Contract when the Accumulation Unit value equals $10, then 1,000 Accumulation Units would be credited to the Contract. The Variable Account, in turn, purchases shares of the corresponding portfolio of the Fund.

ACCUMULATION UNIT VALUE

     The Accumulation Units in each Sub-account are valued separately. The value of Accumulation Units will change each Valuation Period according to the investment performance of the shares held by each Sub-account and the deduction of certain expenses and charges.

     The value of an Accumulation Unit in a Sub-account for any Valuation Period equals the value of the Accumulation Unit as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that Sub-account for the current Valuation Period. The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Date in the value of Sub-account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

     Amounts may be transferred among Investment Alternatives, subject to the following restrictions. The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year. The Company is presently waiving this charge. The Company reserves the right to waive transfer restrictions. Transfers to or from more than one Investment Alternative on the same day are treated as one transfer. Transfers through Dollar Cost Averaging and Automatic Portfolio Rebalancing do not count toward the twelve free transfers per Contract Year.

     Transfers among Investment Alternatives before the Payout Start Date may be made at any time. Transfers are not permitted into the DCA Account. Transfers from the Standard Fixed Account option are taken on a first-in, first-out basis. After the Payout Start Date, transfers among Sub-accounts or from a variable amount income payment to a fixed amount income payment may be made only once every six months and may not be made during the first six months following the Payout Start Date. After the Payout Start Date, transfers from a fixed amount income payment are not permitted.

     Telephone transfer requests will be accepted by the Company if received at 1(800)242-4402 by 3:00 p.m., Central Time. Telephone transfer requests received at any other telephone number or after 3:00 p.m., Central Time will not be accepted by the Company. Telephone transfer requests received before 3:00 p.m., Central Time are effected at the next computed value. In the event that the New York Stock Exchange ("NYSE") closes early, i.e., before 3:00 p.m. Central Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, telephone transfer requests will be processed by the Company as of the close of the NYSE on that particular day.

     The Company utilizes procedures which the Company believes will provide reasonable assurance that telephone authorized transfers are genuine. Such procedures include taping of telephone conversations with persons purporting to authorize such transfers and requesting identifying information from such persons. Accordingly, the Company disclaims any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized. However, if the Company does not take reasonable steps to help ensure that such authorizations are valid, the Company may be liable for such losses.

DOLLAR COST AVERAGING

     Transfers may be made automatically through Dollar Cost Averaging prior to the Payout Start Date. Dollar Cost Averaging permits the Owner to transfer a specified amount in equal monthly installments from the one year DCA Account or any Sub-account, to any of the Sub-accounts. Dollar Cost Averaging may not be used to transfer amounts to the Fixed Account. In addition, such transfers are not assessed a $10 charge and do not count toward the twelve free transfers per Contract Year.

     The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market.

AUTOMATIC PORTFOLIO REBALANCING

     Transfers may be made automatically through Automatic Portfolio Rebalancing prior to the Payout Start Date. By electing Automatic Portfolio Rebalancing, all of the money allocated to the Sub-accounts will be rebalanced to the desired allocation on a quarterly basis, determined from the first date you decide to rebalance. Each quarter, money will be transferred among Sub-accounts to achieve the desired reallocation.

     The desired allocation will be the allocation initially selected, unless subsequently changed. You may change the allocation at any time by giving us written notice. The new allocation will be effective with the first rebalancing that occurs after we receive the written request. We are not responsible for rebalancing that occurs prior to receipt of the written request.

     Transfers made though Automatic Portfolio Rebalancing are not counted toward the twelve free transfers per Contract Year.

     Any money allocated to the Fixed Account options will not be included in the rebalancing.

                           BENEFITS UNDER THE CONTRACT

WITHDRAWALS

     You may withdraw all or part of the Contract Value at any time prior to the earlier of the death of the Owner (or the Annuitant if the Owner is not a natural person) or the Payout Start Date. The amount available for withdrawal is the Contract Value next computed after the Company receives the request for a withdrawal, less any applicable federal withholding or premium taxes. Withdrawals from the Variable Account will be paid within seven days of receipt of the request, subject to postponement in certain circumstances.

     Money can be withdrawn from the Variable Account or the Fixed Account. To complete the partial withdrawal from the Variable Account, the Company will redeem Accumulation Units in an amount equal to the withdrawal and any applicable premium taxes. The Owner must name the Investment Alternatives from which the withdrawal is to be made. If no Investment Alternative is named, then the withdrawal request is incomplete and will not be honored.

     If any portion of the surrender is to be withdrawn from the Standard Fixed Account option, the amount requested will be deducted on a first-in, first-out basis.

     The minimum partial withdrawal is $50. If the Contract Value after a partial withdrawal would be less than $1,000, then the Company will treat the request as one for termination of the Contract and the entire Contract Value, less any charges and premium taxes, will be paid out. The Company reserves the right to waive these withdrawal restrictions.

     Partial  withdrawals  may also be taken  automatically  through  Systematic
Withdrawals on a monthly, quarterly, semi-annual or annual basis. Systematic Withdrawals of $50 or more may be requested at any time prior to the Payout Start Date. The Company reserves the right to prohibit the use of Systematic Withdrawals in conjunction with Dollar Cost Averaging.

     An Owner may make a partial withdrawal by sending a written request or by telephone if a currently valid telephone transfer request form is on file with us. The Contract Value payable to the Owner upon a withdrawal request will be calculated at the price next computed after the Company receives a request for withdrawal. The Company will pay the Owner any Contract Value owed with respect to a withdrawal within seven days of receipt of the withdrawal request. If at the time an Owner makes a withdrawal request, the Owner has not provided us with a written election to not have federal income taxes withheld, the Company, by law, must withhold such taxes from the taxable portion of any withdrawal.

     Partial and full withdrawals may be subject to current income tax and a 10% tax penalty. This tax and penalty are explained in "Federal Tax Matters," on page .

     After the Payout Start Date, withdrawals are only permitted when payments from the Variable Account are being made for a specified number of payments only (i.e. Income Plan 3). In that case, you may terminate the Variable Account portion of the income payments at any time and receive a lump sum equal to the commuted balance of the remaining variable payments due.

INCOME PAYMENTS

PAYOUT START DATE FOR INCOME PAYMENTS

     The Payout Start Date is the day that income payments will start under the Contract. You may change the Payout Start Date at any time by notifying the Company in writing of the change at least 30 days before the scheduled Payout Start Date. The Payout Start Date must be (a) at least one month after the issue date; and (b) no later than the day the Annuitant reaches age 90, or the 10th anniversary of the issue date, if later.

     Income payments may be Variable Amount Income Payments, Fixed Amount Income Payments, or both. The method of calculating the initial payment is different for the two types of payments.

VARIABLE AMOUNT INCOME PAYMENTS

     The amount of variable amount income payments depends upon the investment experience of the Sub-accounts selected by the Owner and any premium taxes, the age and sex of the Annuitant, and the Income Plan chosen. The Company guarantees that the amount of the income payment will not be affected by (1) actual mortality experience and (2) the amount of the Company's administration expenses.

     The Contracts offered by this prospectus contain income payment tables that provide for different benefit payments to men and women of the same age (except in states which require unisex annuity tables). Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex will be used.

     The total income payments received may be more or less than the total purchase payments made because (a) variable amount income payments vary with the investment results of the underlying portfolios, and (b) Annuitants may live longer than, or not as long as, expected.

     The Income Plan option selected will affect the dollar amount of each income payment. For example, if an Income Plan for a Life Income is chosen, the income payments will be greater than income payments under an Income Plan for a Life Income with Guaranteed Payments.

     Income payments are determined based on an assumed investment rate and the investment performance of the applicable Sub-accounts. If the actual net investment experience of the applicable Sub-account(s) is less than the assumed investment rate, then the dollar amount of the income payments will decrease. The dollar amount of the income payments will stay level if the net investment experience equals the assumed investment rate and the dollar amount of the income payments will increase if the net investment experience exceeds the assumed investment rate. For purposes of the variable amount income payments, the assumed investment rate is 3 percent. For more detailed information as to how variable amount income payments are determined, see the Statement of Additional Information.

FIXED AMOUNT INCOME PAYMENTS

     Income payment amounts derived from any monies allocated to the Fixed Account during the accumulation phase are fixed for the duration of the Income Plan. The fixed amount income payment amount is calculated by applying the portion of the Contract Value in the Fixed Account on the Payout Start Date, less any applicable premium tax, to the greater of the appropriate value from the income payment table selected or such other value as we are offering at that time.

ANNUITY TRANSFERS

     After the Payout Start Date, no transfers may be made from the Fixed Amount Income Payment. Transfers between Sub-accounts, or from the Variable Amount Income Payment to the Fixed Amount Income Payment may not be made for six months after the Payout Start Date. Transfers may be made once every six months thereafter.

INCOME PLANS

     The Income Plans include:

     INCOME PLAN 1 -- LIFE INCOME WITH GUARANTEED PAYMENTS

     The Company will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     INCOME PLAN 2 -- JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS

     The Company will make payments for as long as either the Annuitant or Joint Annuitant, named at the time of Income Plan selection, is living. If both the Annuitant and the Joint Annuitant die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     INCOME PLAN 3 -- GUARANTEED NUMBER OF PAYMENTS

     The Company will make payments for a specified number of months beginning on the Payout Start Date. These payments do not depend on the Annuitant's life. The number of months guaranteed may be from 60 to 360. The mortality and expense risk charge will be deducted from Variable Account assets supporting these payments even though the Company does not bear any mortality risk.

     The Owner may change the Income Plan until 30 days before the Payout Start Date. If an Income Plan is chosen which depends on the Annuitant or Joint Annuitant's life, proof of age will be required before income payments begin. Applicable premium taxes will be assessed.

     In the event that an Income Plan is not selected, the Company will make income payments in accordance with Income Plan 1 Life Income with Guaranteed Payments for 120 Months. At the Company's discretion, other Income Plans may be available upon request. The Company currently uses sex-distinct annuity tables. However, if legislation is passed by Congress or the states, the Company reserves the right to use income payment tables which do not distinguish on the basis of sex. Special rules and limitations may apply to certain Qualified Contracts.

     If the Contract Value to be applied to an Income Plan is less than $2,000, or if the monthly payments determined under the Income Plan are less than $20, the Company may pay the Contract Value less any applicable taxes in a lump sum or change the payment frequency to an interval which results in income payments of at least $20.

                                  DEATH BENEFIT

DISTRIBUTION UPON DEATH PAYMENT PROVISIONS

     A distribution upon death may be paid to the Owner determined immediately after the death if, prior to the Payout Start Date:

         - any Owner dies; or

         - the Annuitant dies and the Owner is not a natural person.

If the Owner eligible to receive a distribution upon death is not a natural person, then the Owner may elect to receive the distribution upon death in one or more distributions. Otherwise, if the Owner is a natural person, the Owner may elect to receive a distribution upon death in one or more distributions or periodic payments through an Income Plan.

     The entire distribution upon death must be distributed within five years after the date of death unless an Income Plan is selected or a surviving spouse continues the Contract in accordance with the following sections:

     If an Income Plan is elected, payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

         - the life of the Owner; or

         - a period not to exceed the life expectancy of the Owner; or

         - the life of the Owner with payments guaranteed for a period not to exceed the life expectancy of the Owner.

If the surviving spouse of the deceased Owner is the new Owner, then the spouse may elect one of the options listed above or may continue the Contract in the accumulation phase as if the death had not occurred. The Company will only permit the Contract to be continued once.

DEATH BENEFIT AMOUNT

     Prior to the Payout Start Date, the death benefit is equal to the greatest of:

     (a) the Contract Value on the date the Company determines the death benefit; or

     (b) the sum of all purchase payments less any prior withdrawals and premium taxes.

     The Company will determine the value of the Death Benefit as of the end of the Valuation Period during which the Company receives a complete request for payment of the Death Benefit. A complete request includes due proof of death, and such other documentation as the Company may require in its discretion. In addition to the above alternatives, upon purchase of the Contract, if the Owner is age 75 or younger, the Owner can select the Enhanced Death Benefit Rider.

ENHANCED DEATH BENEFIT RIDER

     If the Owner of the Contract is a living individual, the enhanced death benefit applies only for the death of the Owner. If the Owner is not a living individual, the enhanced death benefit applies only for the death of the Annuitant. If you select this rider, the Death Benefit will be the greater of the Death Benefit Amount, as stated above, or the value of the Enhanced Death Benefit.

     On the Issue Date, the Enhanced Death Benefit is equal to the initial Purchase Payment. After the Issue Date, the Enhanced Death Benefit is recalculated when a purchase payment is made, a withdrawal is taken, or on the Contract Anniversary as follows:

     (1) For purchase payments, the Enhanced Death Benefit is equal to the most recently calculated Enhanced Death Benefit plus the purchase payment.

     (2) For withdrawals, the Enhanced Death Benefit is equal to the most recently calculated Enhanced Death Benefit reduced by the amount of the withdrawal.

     (3) On each Contract Anniversary, the Enhanced Death Benefit is equal to the greater of the Contract Value or the most recently calculated Enhanced Death Benefit.

     In the absence of any withdrawals or purchase payments, the Enhanced Death Benefit will be the greatest of all Contract Anniversary Values on or prior to the date we calculate the Death Benefit.

     The Enhanced Death Benefit will be recalculated for purchase payments, withdrawals and on Contract Anniversaries until the oldest Owner, or the Annuitant if the Owner is not a living individual, attains age 80. After age 80, the Enhanced Death Benefit will be recalculated only for purchase payments and withdrawals.

     The value of the death benefit will be determined at the end of the Valuation Period during which the Company receives a complete request for payment of the death benefit, which includes due proof of death. The Company will not settle any death claim until it receives due proof of death.

                          CHARGES AND OTHER DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

     No deductions are made from purchase payments. Therefore, the full amount of every purchase payment is invested in the Investment Alternative(s) you select.

WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     There are no withdrawal charges under the Contract. You may withdraw all or part of the Contract Value at any time before the earlier of the Payout Start Date or the death of any Owner (or, if the Owner is not a natural person, the death of the Annuitant).

     Federal and state income tax may be withheld from withdrawal amounts. Certain terminations may also be subject to a federal tax penalty. See "Federal Tax Matters," page .


CONTRACT MAINTENANCE CHARGE

     There is no Contract maintenance charge under the Contract. The Company will bear maintenance costs under the Contract. Maintenance costs include but are not limited to expenses incurred in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; calculating Accumulation Unit and Annuity Unit values; and issuing reports to Owners and regulatory agencies.

ADMINISTRATIVE EXPENSE CHARGE

     The Company will deduct an administrative expense charge which is equal, on an annual basis, to .30% of the daily net assets you have allocated to the Sub-accounts. This charge is designed to cover actual administrative expenses. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract.


MORTALITY AND EXPENSE RISK CHARGE

     The Company will deduct a mortality and expense risk charge which is equal, on an annual basis, to 0.40% of the Contracts daily net assets that you have allocated to the Sub-accounts. The Company guarantees that the amount of this charge will not increase over the life of the Contract.

     The mortality risk arises from the Company's guarantee to cover all death benefits and to make income payments in accordance with the Income Plan selected and the Income Payment Tables.

     The expense risk arises from the possibility that the contract maintenance and administrative expense charges, both of which are guaranteed not to increase, will be insufficient to cover actual administrative expenses.

     If you select the Enhanced Death Benefit Rider, the Company will deduct an additional mortality and expense risk charge equal, on an annual basis, to 0.10% of the daily net assets you have allocated to the Sub-accounts of the Variable Account, for a total charge of 0.50% of daily net assets in the Variable Account.

     The Company guarantees that the amount of this charge will not increase over the life of Your Contract. For amounts allocated to the Variable Account, the mortality and expense risk charge is deducted during the accumulation and payout phases of the Contract.

TAXES

     The Company will deduct applicable state premium taxes or other similar policyholder taxes relative to the Contract (collectively referred to as "premium taxes") either at the Payout Start Date, or when a total withdrawal occurs. Current premium tax rates range from 0 to 3.5%. The Company reserves the right in the future to deduct premium taxes from the purchase payments even where the premium taxes are assessed at the Payout Start Date or upon total withdrawal.

     At the Payout Start Date, the charge for premium taxes will be deducted from each Investment Alternative in the proportion that the Owner's value in the Investment Alternative bears to the total Contract Value.

TRANSFER CHARGES

     The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year, excluding transfers through Dollar Cost Averaging and Automatic Portfolio Rebalancing. The Company is presently waiving this charge.

FUND EXPENSES

     A complete description of the expenses and deductions from the portfolios may be found in the prospectus for the Fund. This prospectus is accompanied by the prospectus for the Fund.

                                 GENERAL MATTERS

OWNER

     The Owner has the sole right to exercise all rights and privileges under the Contract, except as otherwise provided in the Contract. The Contract cannot be jointly owned by both a nonnatural person and a natural person.

BENEFICIARY

     Subject to the terms of any irrevocable Beneficiary designation, the Owner may change the Beneficiary at any time by notifying the Company in writing. Any change will be effective at the time it is signed by the Owner, whether or not the Annuitant is living when the change is received by the Company. The Company will not, however, be liable as to any payment or settlement made prior to the Company receiving the written notice.

     Unless otherwise provided in the Beneficiary designation, if a Beneficiary predeceases the Owner and there are no other surviving beneficiaries, the new
Beneficiary will be: the Owner's spouse if living; otherwise, the Owner's children, equally, if living; otherwise, the Owner's estate. Multiple Beneficiaries may be named. Unless otherwise provided in the Beneficiary designation, if more than one Beneficiary survives the Owner, the surviving Beneficiaries will share equally in any amounts due.

ASSIGNMENTS

     The Company will not honor an assignment of an interest in a Contract as collateral or security for a loan. Otherwise, the Owner may assign benefits under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. No assignment will bind the Company unless it is signed by the Owner and filed with the Company. The Company is not responsible for the validity of an assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments.

DELAY OF PAYMENTS

     Payment of any amounts due from the Variable Account under the Contract will occur within seven days, unless:

          1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

          2. An emergency exists as defined by the Securities and Exchange Commission; or

          3. The Securities and Exchange Commission permits delay for the protection of the Owners.

Payments or transfers from the Fixed Account may be delayed for up to 6 months.

MODIFICATION

     The Company may not modify the Contract without the consent of the Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the Contract comply with any changes in the Internal Revenue Code or to make any changes required by the Code or by any other applicable law.

CUSTOMER INQUIRIES

     The Owner or any persons interested in the Contract may make inquiries regarding the Contract by calling or writing your representative or the Company at:

                       GLENBROOK LIFE AND ANNUITY COMPANY
                                CUSTOMER SERVICE
                            8301 MARYLAND AVENUE ST.
                             LOUIS, MISSOURI 63105
                       1(800)242-4402 FEDERAL TAX MATTERS

INTRODUCTION

         THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL

     Generally, an annuity contract owner is not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where (1) the owner is a "natural person" (see "NonNatural Owners" below for exception), (2) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department Regulations, and (3) the issuing insurance company, instead of the annuity owner, is considered the owner for federal income tax purposes of any separate account assets funding the contract.

NONNATURAL OWNERS

     As a general rule, annuity contracts owned by nonnatural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes and the income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. There are several exceptions to the general rule for contracts owned by nonnatural persons which are discussed in the Statement of Additional Information.

DIVERSIFICATION REQUIREMENTS

     For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations. If the investments in the Variable Account are not adequately diversified, then the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have control over the Funds or their investments, the Company expects the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT

     In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among Sub-accounts of a variable account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, Treasury announced that guidance would be issued in the future regarding the extent that owners could direct their investments among Sub-accounts without being treated as owners of the underlying assets of the Variable Account.

     The ownership rights under this contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the assets of the Variable Account. In those circumstances, income and gains from the Variable Account assets would be includible in the Contract Owners' gross income. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the federal tax owner of a pro rata share of the assets of the Variable Account. However, the Company makes no guarantee that such modification to the contract will be successful.

DELAYED MATURITY DATES

         If the contract's scheduled maturity date is at a time when the annuitant has reached an advanced age, it is possible that the contract would not be treated as an annuity. In that event, the income and gains under the contract could be currently includible in the owner's income.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

         In the case of a partial withdrawal under a non-qualified contract, amounts received are taxable to the extent the contract value exceeds the investment in the contract. The contract value is the sum of all account values. No matter which account a withdrawal is made from, all account values are combined and the total contract value is used to determine the amount of taxable income. The investment in the contract is the gross premium or other consideration paid for the contract reduced by any amounts previously received from the contract to the extent such amounts were properly excluded from the owner's gross income. In the case of a partial withdrawal under a qualified contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the contract value, can be excluded from income. In the case of a full withdrawal under a non-qualified contract or a qualified contract, the amount received will be taxable only to the extent it exceeds the investment in the contract. If an individual transfers an annuity contract without full and adequate consideration to a person other than the individual's spouse (or to a former spouse incident to a divorce), the owner will be taxed on the difference between the contract value and the investment in the contract at the time of transfer. Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) of the contract value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS

     Generally, the rule for income taxation of payments received from an annuity contract provides for the return of the owner's investment in the contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. In the case of variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the contract by the total number of expected payments. In the case of fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the contract. Once the total amount of the investment in the contract is excluded using these ratios, the annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant for his last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS

     Amounts may be distributed from an annuity contract because of the death of an owner or annuitant. Generally, such amounts are includible in income as follows: (1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal or (2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

     There is a 10% penalty tax on the taxable amount of any premature distribution from a non-qualified annuity contract. The penalty tax generally applies to any distribution made prior to the date the owner attains age 591/2. However, there should be no penalty tax on distributions to owners (1) made on or after the date the owner attains age 591/2; (2) made as a result of an owner's death or disability; (3) made in substantially equal periodic payments over life or life expectancy; (4) made under an immediate annuity; or (5) attributable to an investment in the contract before August 14, 1982. Similar rules apply for distributions from certain qualified contracts. A competent tax advisor should be consulted to determine if any other exceptions to the penalty apply to your specific circumstances.

AGGREGATION OF ANNUITY CONTRACTS

     All non-qualified deferred annuity contracts issued by the Company (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS

     Annuity contracts may be used as investments with certain tax qualified plans such as: (1) Individual Retirement Annuities under Section 408(b) of the Code; (2) Roth Individual Retirement Annuities under Section 408A of the Code;
(3) Simplified Employee Pension Plans under Section 408(k) of the Code; (4) Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code; (5) Tax Sheltered Annuities under Section 403(b) of the Code; (6) Corporate and Self Employed Pension and Profit Sharing Plans; and (7) State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. In the case of certain tax qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the contract.

RESTRICTIONS UNDER SECTION 403(b) PLANS

     Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any annuity contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only after the employee attains age 591/2, separates from service, dies, becomes disabled or on account of hardship
(earnings on salary reduction contributions may not be distributed on the account of hardship). These limitations do not apply to withdrawals where the Company is directed to transfer some or all of the contract value to another
Section 403(b) plan.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

     Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth
Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.

INCOME TAX WITHHOLDING

     The Company is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless an individual elects to make a "direct rollover" of such amounts to another qualified plan or Individual Retirement Account or Annuity (IRA). Eligible rollover distributions generally include all distributions from qualified contracts, excluding IRAs, with the exception of (1) required minimum distributions, or (2) a series of substantially equal periodic payments made over a period of at least 10 years, or the life (joint lives) of the participant (and beneficiary). For any distributions from non-qualified annuity contracts, or distributions from qualified contracts which are not considered eligible rollover distributions, the Company may be required to withhold federal and state income taxes unless the recipient elects not to have taxes withheld and properly notifies the Company of such election.

                          DISTRIBUTION OF THE CONTRACTS

     Allstate Life Financial Services, Inc. ("ALFS"), 3100 Sanders Road, Northbrook, Illinois, a wholly owned subsidiary of Allstate Life Insurance Company, acts as the principal underwriter of the Contracts. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934 and became a member of the National Association of Securities Dealers, Inc. on June 30, 1993.

     ALFS has contracted with Scudder Investors Services, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contracts. Scudder is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. Individuals directly involved in the sale of the Contracts are registered representatives of Scudder and licensed agents appointed by the Company. The principal address of Scudder is Two International Place, Boston, Massachusetts 02110-4103.

     The underwriting agreement with ALFS provides for indemnification of ALFS by the Company for liability to Owners arising out of services rendered or Contracts issued.

                                  VOTING RIGHTS

     The Owner or anyone with a voting interest in a Sub-account may instruct the Company on how to vote at shareholder meetings of the Fund. The Company will solicit and cast each vote according to the procedures set up by the Fund and to the extent required by law. The Company reserves the right to vote the eligible shares in its own right, if subsequently permitted by the Investment Company Act of 1940, its regulations or interpretations thereof.

     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast.

     Before the Payout Start Date, the Owner holds the voting interest in the Sub-account. (The number of votes for the Owner will be determined by dividing the Contract Value attributable to a Sub-account by the net asset value per share of the applicable eligible Fund.)

     After the Payout Start Date, the person receiving variable income payments has the voting interest. After the Payout Start Date, the votes decrease as income payments are made and as the reserves for the Contract decrease. That person's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-account by the net asset value per share of the corresponding eligible portfolio.

                                LEGAL PROCEEDINGS

     From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company.

                              FINANCIAL STATEMENTS

     The financial statements for the Company are included in the Statement of Additional Information ("SAI"). The financial statements for the Variable Account are not included in the SAI because, as of the date of this prospectus, the Variable Account had not yet commenced operations and had no assets, liabilities or income. LEGAL MATTERS

     Sutherland Asbill & Brennan LLP has provided advice on certain legal matters relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.

                                    YEAR 2000

     The Company is heavily dependent upon complex computer systems for all phases of its operations, including customer service, and policy and contract administration. Since many of the Company's older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if software is not reprogrammed, remediated or replaced, ("Year 2000 Issue"). The Company believes that many of its counterparties and suppliers also have Year 2000 Issues which could affect the Company. In 1995, Allstate commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes the Company actively working with its major external counterparties and suppliers to assess their compliance efforts and the Company's exposure to them. The Company presently believes that it will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect its results of operations, liquidity or financial position. Year 2000 costs are and will be expensed as incurred.

                      STATEMENT OF ADDITIONAL INFORMATION


                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Additions, Deletions or Substitutions of Investments
Reinvestment
The Contract
   Purchase of Contracts
Performance Data
   Standardized Total Return
   Adjusted Historical Portfolio Total Return
Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
Premium Taxes
Tax Reserves
Income Payments
   Calculation of Variable Annuity Unit Values
General Matters
   Incontestability
   Settlements
   Safekeeping of the Variable Account's Assets
Federal Tax Matters
   Introduction
   Taxation of Glenbrook Life and Annuity Company
   Exceptions to the NonNatural Owner Rule
   IRS Required Distribution at Death Rules
   Qualified Plans
   Types of Qualified Plans
Glenbrook Life and Annuity Company Financial Statements

ORDER FORM

|_| Please send me a copy of the most recent Statement of Additional Information for the Glenbrook Life Scudder Variable Account (A).


    (Date)                          (Name)

    (Street Address)

    (City)                     (State)      (Zip Code)

Send to: Glenbrook Life and Annuity Company
         PO Box 94039
         Palatine, IL 60094-4039

         Attn:  Annuity Services

                       STATEMENT OF ADDITIONAL INFORMATION
                   GLENBROOK LIFE SCUDDER VARIABLE ACCOUNT (A)
                                   OFFERED BY
                       GLENBROOK LIFE AND ANNUITY COMPANY
                              POST OFFICE BOX 94039
                             PALATINE, IL 60094-4039
                               1 (800) 776 - 6978

                 INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACTS

This Statement of Additional Information supplements the information in the prospectus for the no sales load Individual and Group Flexible Premium Deferred Variable Annuity Contract ("Contract") offered by Glenbrook Life and Annuity Company ("Company"), a wholly owned subsidiary of Allstate Life Insurance Company. The Contract is primarily designed to aid individuals in long-term financial planning and it can be used for retirement planning regardless of whether the plan qualifies for special federal income tax treatment. The prospectus may be obtained from Glenbrook Life and Annuity Company by writing or calling the address or telephone number listed above.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                 The prospectus, dated October 5, 1998, has been
                     filed with the United States Securities
                             and Exchange Commission

                             DATED October 5, 1998.

TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Additions, Deletions or Substitutions of Investments                      3
Reinvestment                                                              3
The Contract                                                              4
   Purchase of Contracts                                                  4
Performance Data
   Standardized Total Return                                              4
   Adjusted Historical Portfolio Total Return                             4
Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)              6
Premium Taxes                                                             6
Tax Reserves                                                              6
Income Payments                                                           7
   Calculation of Variable Annuity Unit Values                            7
General Matters                                                           7
   Incontestability                                                       7
   Settlements                                                            7
   Safekeeping of the Variable Account's Assets                           8
Federal Tax Matters                                                       8
   Introduction                                                           8
   Taxation of Glenbrook Life and Annuity Company                         8
   Exceptions to the NonNatural Owner Rule                                9
   IRS Required Distribution at Death Rules                               9
   Qualified Plans                                                       10
   Types of Qualified Plans                                              10
Glenbrook Life and Annuity Company Financial Statements                 F-1

              ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     The Company retains the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Fund shares held by any Sub-account. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another portfolio of the Fund, or of another open-end, registered investment company, if the shares of the portfolio are no longer available for investment, or if, in the Company's judgment, investment in any portfolio would become inappropriate in view of the purposes of the Variable Account. Substitutions of shares attributable to an Owner's interest in a Sub-account will not be made until the Owner has been notified of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval are required by the Investment Company Act of 1940. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Owners.

     The Company may also establish additional Sub-accounts of the Variable Account. Each additional Sub-account would purchase shares in a new portfolio of the Fund or in another mutual fund. New Sub-accounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Sub-accounts offered in conjunction with the Contract will be made available to existing Owners as determined by the Company. The Company may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax or investment conditions so warrant.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required.

                                  REINVESTMENT

     All dividends and capital gains distributions from the portfolios are automatically reinvested in shares of the distributing portfolio at its net asset value.

                                  THE CONTRACT

PURCHASE OF CONTRACTS

     The Contracts are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The Contracts are distributed through the principal underwriter for the Variable Account, Allstate Life Financial Services, Inc., an affiliate of Glenbrook Life and Annuity Company. The offering of the Contracts is continuous and the Company does not anticipate discontinuing the offering of the Contracts. However, the Company reserves the right to discontinue the offering of the Contracts.

                                PERFORMANCE DATA

     From time to time the Variable Account may publish advertisements containing performance data relating to its Sub-accounts. The performance data for the Sub-accounts (other than for the Scudder Money Market Sub-account) will always be accompanied by total return quotations. Performance figures used by the Variable Account are based on actual historical performance of its Sub-accounts for specific periods, and the figures are not intended to indicate future performance.

STANDARDIZED TOTAL RETURNS

     A Sub-account's "average annual total return" represents an annualization of the Sub-account's total return over a particular period and is computed by finding the annual percentage rate which, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Sub-account's operations, if shorter than any of the foregoing. The average annual total return is obtained by dividing the ending redeemable value, by the initial hypothetical $1,000 purchase payment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. Standardized Total Return calculations are reduced by all fees and charges under the Contract, including the Mortality and Expense Risk Charge (0.40% for Contracts with the standard Death Benefit and 0.50% for Contracts with the Enhanced Death Benefit) and an Administrative Expense Charge of 0.30%.

     Standardized total returns for the year ended December 31, 1997 are not provided herein because, as of that date, the Contracts registered in the prospectus were not yet offered for sale.

ADJUSTED HISTORICAL PORTFOLIO TOTAL RETURNS

     The Company may also disclose yield and total return for the portfolios for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, adjusted historical portfolio performance information will be calculated based on the performance of the underlying portfolios and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with some or all of the charges equal to those currently assessed against the Sub-accounts.

     In the tables below, average annual total returns for the Portfolios were reduced by all fees and charges under the Contract, including the Mortality and Expense Risk Charge (0.40% for Contracts without the Enhanced Death Benefit and 0.50% for Contracts with the Enhanced Death Benefit) and an Administrative Expense Charge of 0.30%.

Without the Enhanced Death Benefit


                                                             Ten Year or          Portfolio
                                 One Year     Five Year    since inception      Inception Dates
                                 --------     ---------    ---------------      ---------------
Money Market                      4.52%         3.72%          4.76%            7/16/85
Bond                              8.34%         6.49%          7.79%            7/16/85
Capital Growth                   34.82%         7.22%         15.97%            7/16/85
Balanced                         23.35%         2.34%         12.12%            7/16/85
International                     8.30%        12.83%         10.88%             5/1/87
Growth and Income                29.56%         N/A           23.17%             5/2/94
Global Discovery                 11.60%         N/A            9.98%             5/1/96

With the Enhanced Death Benefit
                                                             Ten Year or         Portfolio
                                 One Year      Five Year   since inception    Inception Dates
                                 --------      ---------   ---------------    ---------------
Money Market                      4.41%         3.61%          4.66%            7/16/85
Bond                              8.23%         6.39%          7.68%            7/16/85
Capital Growth                   34.69%        17.10%         15.85%            7/16/85
Balanced                         23.23%        12.23%         12.01%            7/16/85
International                     8.19%        12.72%         10.77%             5/1/87
Growth and Income                29.43%         N/A           23.05%             5/2/94
Global Discovery                 11.49%         N/A            9.87%             5/1/96


     The Variable Account may also advertise the performance of the Sub-accounts relative to certain performance rankings and indices compiled by independent organizations, such as: (a) Lipper Analytical Services, Inc.; (b) the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"); (c) A.M. Best Company; (d) Bank Rate Monitor; and (e) Morningstar.

          TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

     The Company accepts purchase payments which are the proceeds of a contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the contract, the Company does not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

     The Company also accepts "rollovers" and transfers from contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract which is eligible to "rollover" into an IRA. The Company differentiates among Non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, the Company restricts the assignment, transfer or pledge of TSAs and IRAs so the contracts will continue to qualify for special tax treatment. An Owner contemplating any such exchange, rollover or transfer of a contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

                                  PREMIUM TAXES

     Applicable premium tax rates depend on the Owner's state of residency and the insurance laws and status of the Company in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations or judicial acts.

                                  TAX RESERVES

     The Company does not establish capital gains tax reserves for the Sub-account nor deduct charges for tax reserves because the Company believes that capital gains attributable to the Variable Account will not be taxable. However, the Company reserves the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

                                 INCOME PAYMENTS

CALCULATION OF VARIABLE ANNUITY UNIT VALUES

     The amount of the first Income Payment is calculated by applying the Contract Value allocated to each Variable Sub-account less any applicable premium tax charge deducted at this time, to the income payment tables in the Contract. The first Variable Annuity Income Payment is divided by the Sub-account's then current annuity unit value to determine the number of annuity units upon which later Income Payments will be based. Unless transfers are made among Sub-accounts, each Variable Annuity Income Payment after the first will be equal to the sum of the number of annuity units determined in this manner for each Sub-account times the then current annuity unit value for each respective Sub-account.

     Annuity units in each Sub-account are valued separately and annuity unit values will depend upon the investment experience of the particular underlying portfolio in which the Sub-account invests. The value of the annuity unit for each Sub-account at the end of any Valuation Period is calculated by: (a) multiplying the annuity unit value at the end of the immediately preceding Valuation Period by the Sub-accounts Net Investment Factor during the period; and then (b) dividing the product by the sum of 1.0 plus the assumed investment rate for the period. The assumed investment rate adjusts for the interest rate assumed in the Income Payment tables used to determine the dollar amount of the first variable annuity Income Payment, and is at an effective annual rate which is disclosed in the Contract.

     The amount of the first Income Payment paid under an Income Plan is determined using the interest rate and mortality table disclosed in the Contract. Due to judicial or legislative developments regarding the use of tables which do not differentiate on the basis of sex, different annuity tables may be used.

                                 GENERAL MATTERS

INCONTESTABILITY

     The Contract will not be contested after it is issued.

SETTLEMENTS

     Due proof of the Owner(s) death (or Annuitant's death if there is a nonnatural Owner) must be received prior to settlement of a death claim.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     The Company holds title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the portfolio shares held by each of the Sub-accounts.

     The Fund does not issue certificates and, therefore, the Company holds the Account's assets in open account in lieu of stock certificates. See the Fund's prospectus for a more complete description of the custodian of the Fund.


                               FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF GLENBROOK LIFE AND ANNUITY COMPANY

     The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the contract. Under existing federal income tax law, the Company believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contract. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provisions for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

EXCEPTIONS TO THE NONNATURAL OWNER RULE

     There are several exceptions to the general rule that contracts held by a nonnatural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the nonnatural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS REQUIRED DISTRIBUTION AT DEATH RULES

     In order to be considered an annuity contract for federal income tax purposes, an annuity contract must provide: (1) if any owner dies on or after the annuity start date but before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death; (2) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements are satisfied if any portion of the owner's interest which is payable to (or for the benefit of) a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary) and the distributions begin within one year of the owner's death. If the owner's designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner. If the owner of the contract is a nonnatural person, then the annuitant will be treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a contract owned by a nonnatural person will be treated as the death of the owner.

QUALIFIED PLANS

     This annuity contract may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules, excess distributions and in other circumstances. Owners and participants under the plan and annuitants and beneficiaries under the contract may be subject to the terms and conditions of the plan regardless of the terms of the contract.

TYPES OF QUALIFIED PLANS

INDIVIDUAL RETIREMENT ANNUITIES

     Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. An IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

Roth Individual Retirement Annuities

     Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth
Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.

Simplified Employee Pension Plans

     Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek competent advice. In particular, employers should consider that an IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

Savings Incentive Match Plans for Employees (SIMPLE Plans)

     Sections 408(p) and 401(k) of the Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

Tax Sheltered Annuities

     Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship). These limitations do not apply to withdrawals where the Company is directed to transfer some or all of the contract value to another 403(b) plan.

Corporate and Self-Employed Pension and Profit Sharing Plans

     Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans.

State and Local  Government and Tax-Exempt  Organization  Deferred  Compensation
Plans

     Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. Generally, under the nonnatural owner rules, such contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the employee or a beneficiary.

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
GLENBROOK LIFE AND ANNUITY COMPANY:

We have audited the accompanying Statements of Financial Position of Glenbrook Life and Annuity Company (the "Company") as of December 31, 1997 and 1996, and the related Statements of Operations, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1997. Our audits also included Schedule IV - Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.




/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 1998

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                                            December 31,
                                                                                            ------------
      ($ in thousands)                                                             1997                     1996
                                                                                ----------               ---------
      ASSETS
      Investments
         Fixed income securities, at fair value
           (amortized cost $81,369 and $46,925)                                 $        86,243         $        49,389
         Short-term                                                                       4,231                   1,287
                                                                                ---------------         ---------------
         Total investments                                                               90,474                  50,676

      Reinsurance recoverable from Allstate Life Insurance
         Company                                                                      2,637,983               2,060,419
      Net receivable from affiliates                                                          -                  18,963
      Other assets                                                                        2,549                   2,049
      Separate Accounts                                                                 620,535                 272,420
                                                                                ---------------         ---------------
               Total assets                                                     $     3,351,541         $     2,404,527
                                                                                ===============         ===============

      LIABILITIES
      Contractholder funds                                                      $     2,637,983         $     2,060,419
      Income taxes payable                                                                  609                     410
      Deferred income taxes                                                               1,772                   1,528
      Net payable to affiliates                                                           2,698                       -
      Separate Accounts                                                                 620,535                 260,290
                                                                                ---------------         ---------------
              Total liabilities                                                       3,263,597               2,322,647
                                                                                ===============         ===============

      SHAREHOLDER'S EQUITY
      Common stock, $500 par value, 4,200 shares
         authorized, issued, and outstanding                                              2,100                   2,100
      Additional capital paid-in                                                         69,641                  69,641
      Unrealized net capital gains                                                        3,168                   2,790
      Retained income                                                                    13,035                   7,349
                                                                                ---------------         ---------------
              Total shareholder's equity                                                 87,944                  81,880
                                                                                ---------------         ---------------
              Total liabilities and shareholder's equity                        $     3,351,541         $     2,404,527
                                                                                ===============         ===============


      See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF OPERATIONS

                                                                                     Year Ended December 31,
                                                                                     -----------------------
($ in thousands)                                                            1997              1996             1995
                                                                       ----------------  ---------------  ----------------
REVENUES
Net investment income                                                  $          5,304  $         3,774  $          3,996
Realized capital gains and losses                                                 3,460                -               459
                                                                       ----------------  ---------------  ----------------

INCOME BEFORE INCOME TAX EXPENSE                                                  8,764            3,774             4,455
INCOME TAX EXPENSE                                                                3,078            1,339             1,576
                                                                       ----------------  ---------------  ----------------

NET INCOME                                                             $          5,686  $         2,435  $          2,879
                                                                       ================  ===============  ================


See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY



                                                                              Year Ended December 31,
                                                                              -----------------------
     ($ in thousands)                                             1997                  1996                 1995
                                                              ---------------      ---------------       ---------------

     COMMON STOCK                                             $         2,100      $         2,100       $         2,100
                                                              ---------------      ---------------       ---------------

     ADDITIONAL CAPITAL PAID-IN
     Balance, beginning of year                                        69,641               49,641                49,641
     Capital contributions                                                  -               20,000                     -
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                              69,641               69,641                49,641
                                                              ---------------      ---------------       ---------------

     UNREALIZED NET CAPITAL GAINS
     Balance, beginning of year                                         2,790                3,357                (1,118)
     Net change                                                           378                 (567)                4,475
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                               3,168                2,790                 3,357
                                                              ---------------      ---------------       ---------------

     RETAINED INCOME
     Balance, beginning of year                                         7,349                4,914                 2,035
     Net income                                                         5,686                2,435                 2,879
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                              13,035                7,349                 4,914
                                                              ---------------      ---------------       ---------------
          Total shareholder's equity                          $        87,944      $        81,880       $        60,012
                                                              ===============      ===============       ===============



   See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS



                                                                                    Year Ended December 31,
                                                                                    -----------------------
     ($ in thousands)                                                        1997             1996                1995
                                                                        ------------      ------------       ------------

     CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                         $      5,686      $      2,435       $      2,879
     Adjustments to reconcile net income to net cash
        provided by operating activities
           Depreciation, amortization and other non-cash
            items                                                                 29                 -                  -
           Realized capital gains and losses                                  (3,460)                -               (459)
           Change in deferred income taxes                                        41                 4                (39)
           Changes in other operating assets and liabilities                   1,160              (510)             1,217
                                                                        ------------      ------------       ------------
             Net cash provided by operating activities                         3,456             1,929              3,598
                                                                        ------------      ------------       ------------


     CASH FLOWS FROM INVESTING ACTIVITIES
     Fixed income securities
        Proceeds from sales                                                    1,405                 -              7,836
        Investment collections                                                14,217             2,891              1,568
        Investment purchases                                                 (50,115)           (5,667)            (1,491)
     Participation in Separate Accounts                                       13,981              (232)           (10,069)
     Change in short-term investments, net                                    (2,944)              815             (1,178)
                                                                        ------------      ------------       ------------
             Net cash used in investing activities                           (23,456)           (2,193)            (3,334)
                                                                        ------------      ------------       ------------

     CASH FLOWS FROM FINANCING ACTIVITIES
     Capital contribution                                                     20,000                 -                  -
                                                                        ------------      ------------       ------------
             Net cash provided by financing activities                        20,000                 -                  -
                                                                        ------------      ------------       ------------

     NET (DECREASE) INCREASE IN CASH                                               -              (264)               264
     CASH AT BEGINNING OF YEAR                                                     -               264                  -
                                                                        ------------      ------------       ------------
     CASH AT END OF YEAR                                                $          -      $          -       $        264
                                                                        ============      ============       ============

     SUPPLEMENTAL DISCLOSURE OF CASH FLOW
     INFORMATION
     Noncash financing activity:
         Capital contribution receivable from
            Allstate Life Insurance Company                             $          -      $     20,000       $          -
                                                                        ============      ============       ============



See notes to financial statements.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


1.   General

Basis of presentation
The accompanying financial statements include the accounts of Glenbrook Life and Annuity Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend (the "Distribution"). These financial statements have been prepared in conformity with generally accepted accounting principles.

To conform with the 1997 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

Nature of operations
The Company markets life insurance and annuity products in the United States through banks and broker-dealers. Life insurance includes both interest-sensitive and variable life insurance products. Annuities include deferred annuities, such as variable annuities and fixed rate flexible premium annuities. The Company has entered into exclusive distribution arrangements with management investment companies to market its variable annuity contracts.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary withdrawal or surrender by customers, subject to applicable surrender charges. These policies and contracts are reinsured with ALIC (see
Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses. In order to support competitive crediting rates and limit interest rate risk, ALIC , as the Company's reinsurer, adheres to a basic philosophy of matching assets with related liabilities while maintaining adequate liquidity and a prudent and diversified level of credit risk.

The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be new and proposed federal and state regulation and legislation that would allow banks greater participation in the securities and insurance businesses, which will present an increased level of competition for sales of the Company's life and annuity products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Although the Company currently benefits from agreements with financial services entities who market and distribute its products, consolidation within that industry and specifically, a change in control of those entities with which the Company partners, could affect the Company's sales.

Enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; (2) increasing competition in capital markets; and (3) reopening stock/mutual company disagreements related to such issues as taxation disparity between mutual and stock insurance companies.

The Company is authorized to sell life and annuity products in all states except New York, as well as in the District of Columbia. The Company is also authorized to sell variable annuities in Puerto Rico. The top geographic locations for statutory premiums and deposits earned by the Company are Florida, Pennsylvania, California, Texas and Michigan for the year ended December 31, 1997. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and contract charges are ceded to ALIC under reinsurance agreements.


2.   Summary of Significant Accounting Policies

Investments
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ( "available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost which approximates fair value.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

Investment income consists primarily of interest, which is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

Reinsurance
The Company and ALIC  entered into a  reinsurance  agreement  effective  June 5,
1992. All business issued subsequent to that date is ceded to ALIC. Life insurance in force prior to that date is ceded to non-affiliated reinsurers. Contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such cessions in the statements of operations. The amounts shown in the Company's statements of operations relate to the investment of those assets of the Company that are not transferred to ALIC under the reinsurance agreements. Reinsurance recoverable and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Recognition of premium revenue and contract charges
Revenues on interest-sensitive life insurance policies are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on annuities, which are considered investment contracts, include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balance.

Income taxes
The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates, and reflect the impact of reinsurance agreements. Deferred income taxes arise primarily from unrealized capital gains and losses on fixed income securities carried at fair value.

Separate Accounts
The Company issues flexible premium deferred variable annuity contracts and single premium variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as assets and liabilities of the Separate Accounts (Glenbrook Life and Annuity Company Variable Annuity Account, Glenbrook Life and Annuity Company Separate Account A, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life Variable Life Separate Account A, unit investment trusts registered with the Securities and Exchange Commission).

Assets of the Separate Accounts, including the Company's ownership interest ("Participation"), are carried at fair value. Unrealized gains and losses on the Company's Participation, net of deferred income taxes, are shown as a component of shareholder's equity. Investment income and realized capital gains and losses arising from the Participation are included in the Company's statements of operations. The Company liquidated its Participation during 1997, resulting in a realized capital gain of $3,515. At December 31, 1996, the Participation amounted to $12,130.

Investment income and realized capital gains and losses of the Separate Accounts, other than the portion related to the Participation, accrue directly to the contractholders and, therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administrative fees, mortality and expense risk charges, cost of insurance charges and tax expense charges, all of which are ceded to ALIC.

Contractholder funds
Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most annuities and universal life policies. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the customer less withdrawals, mortality charges and administrative expenses. During 1997, credited interest rates on contractholder funds ranged from 3.55% to 7.45% for those contracts with fixed interest rates and from 3.70% to 7.85% for those with flexible rates.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

3.   Related Party Transactions

Reinsurance
Contract charges ceded to ALIC were $11,641, $4,254 and $1,523 in 1997, 1996 and 1995, respectively. Credited interest, policy benefits and expenses ceded to ALIC amounted to $179,954, $113,703 and $71,905 in 1997, 1996 and 1995,
respectively.   Investment   income   earned  on  the   assets   which   support
contractholder funds is not included in the Company's financial statements as those assets are owned and managed by ALIC under the terms of reinsurance agreements.

Business operations
The Company utilizes services and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC for the operating expenses incurred by AIC on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $5,959, $759 and $348 in 1997, 1996 and 1995, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

Laughlin Group
Laughlin Group,  Inc.  ("Laughlin")  is an indirect  wholly owned  subsidiary of
ALIC. Laughlin markets certain of the Company's flexible premium deferred variable annuity contracts and flexible premium deferred fixed annuity contracts. Sales commissions paid to Laughlin, for which the related cost was ceded to ALIC, were $945 and $8,623 during 1997 and 1996, respectively. The Company had a receivable of $850 from Laughlin at December 31, 1996, which is included in net receivable from affiliates in the statements of financial position.

4.   Investments

Fair values
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                                         Gross Unrealized
                                                                         ----------------
                                                    Amortized                                         Fair
                                                      Cost           Gains          Losses            Value
                                                    ---------        -----          ------            -----

    At December 31, 1997
       U.S. government and agencies                   $ 24,419         $ 2,961      $       -        $ 27,380
       Municipal                                           656              17              -             673
       Corporate                                        25,476             840              -          26,316
       Mortgage-backed securities                       30,818           1,056              -          31,874
                                                      --------         -------      ---------        --------
         Total fixed income securities                $ 81,369         $ 4,874      $       -        $ 86,243
                                                      ========         =======      =========        ========

     At December 31, 1996
       U.S. government and agencies                   $ 24,265         $ 1,722      $      (3)       $ 25,984
       Corporate                                         6,970              96            (15)          7,051
       Mortgage-backed securities                       15,690             664              -          16,354
                                                      --------         -------      ---------        --------
         Total fixed income securities                $ 46,925         $ 2,482      $     (18)       $ 49,389
                                                      ========         =======      =========        ========


                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

Scheduled maturities
The scheduled maturities for fixed income securities are as follows at December 31, 1997:

                                                                                Amortized           Fair
                                                                                   Cost             Value
                                                                                ---------           -----

     Due in one year or less                                                    $       400     $        400
     Due after one year through five years                                            3,838            3,877
     Due after five years through ten years                                          33,245           35,102
     Due after ten years                                                             13,068           14,990
                                                                                -----------     ------------
                                                                                     50,551           54,369
     Mortgage-backed securities                                                      30,818           31,874
                                                                                -----------     ------------
        Total                                                                   $    81,369     $     86,243
                                                                                ===========     ============


Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

Net investment income

    Year Ended December 31,                                        1997              1996             1995
    -----------------------                                        ----              ----             ----

    Fixed income securities                                  $        5,014   $        3,478    $        3,850
    Short-term investments                                              231              126               113
    Participation in Separate Accounts                                  161              232                69
                                                             --------------   --------------    --------------
         Investment income, before expense                            5,406            3,836             4,032
         Investment expense                                             102               62                36
                                                             --------------   --------------    --------------
    Net investment income                                    $        5,304   $        3,774    $        3,996
                                                             ==============   ==============    ==============

Realized capital gains and losses

     Year Ended December 31,                                      1997              1996             1995
     -----------------------                                      ----              ----             ----

     Fixed income securities                                 $         (61)   $           -     $         459
     Short-term investments                                              6                -                 -
     Participation in Separate Accounts                              3,515                -                 -
                                                             -------------    -------------     -------------
         Realized capital gains and losses                           3,460                -               459
         Income taxes                                               (1,211)               -              (161)
                                                             -------------    -------------     -------------
         Realized capital gains and losses,
            after tax                                        $       2,249    $           -     $         298
                                                             =============    =============     =============

Excluding calls and prepayments, gross losses of $61 and gross gains of $459 were realized on sales of fixed income securities during 1997 and 1995, respectively.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


Unrealized net capital gains
Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 1997 are as follows:

                                                                Cost/                            Unrealized
                                                              Amortized           Fair              Net
                                                                 Cost             Value            Gains
                                                              ---------           -----          -----------

Fixed income securities                                        $ 81,369         $ 86,243           $ 4,874
Deferred income taxes                                          ========         ========            (1,706)
                                                                                                   -------
Unrealized net capital gains                                                                       $ 3,168
                                                                                                   =======


Change in unrealized net capital gains

Year Ended December 31,                                     1997              1996             1995
-----------------------                                     ----              ----             ----

Fixed income securities                                 $       2,410    $      (2,239)    $       6,423
Participation in Separate Accounts                             (1,829)           1,368               461
Deferred income taxes                                            (203)             304            (2,409)
                                                        -------------    -------------     -------------
Increase (decrease)  in unrealized net capital gains    $         378    $        (567)    $       4,475
                                                        =============    ==============    =============

Securities on deposit
At December 31, 1997, fixed income securities with a carrying value of $10,108 were on deposit with regulatory authorities as required by law.


5.    Financial Instruments

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions.
Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income, are generally of a short-term nature. It is assumed that their carrying value approximates fair value.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


Financial assets
The carrying value and fair value of financial assets at December 31, are as follows:

                                                       1997                                1996
                                                       ----                                ----
                                         Carrying               Fair         Carrying              Fair
                                          Value                 Value         Value                Value
                                         --------               -----        --------              -----

Fixed income securities                $        86,243  $        86,243   $        49,389   $        49,389
Short-term investments                           4,231            4,231             1,287             1,287
Separate Accounts                              620,535          620,535           272,420           272,420


Fair values for fixed income securities are based on quoted market prices. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value.

Separate Accounts assets are carried in the statements of financial position at fair value.

Financial liabilities
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                     1997                                1996
                                                     ----                                ----
                                       Carrying               Fair         Carrying                Fair
                                         Value                Value          Value                 Value
                                       --------               -----        --------                -----
Contractholder funds on
     investment contracts              $     2,636,331  $     2,492,095   $     2,059,642   $     1,949,329
Separate Accounts                              620,535          620,535           260,290           260,290


The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

6.  Income Taxes

For 1996 and 1995, the Company filed a separate federal income tax return. The Company will join the Corporation and its other eligible domestic subsidiaries in the filing of a consolidated federal income tax return (the "Allstate Group") for 1997 and is party to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company paid to or received from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to the Distribution, the Corporation and all of its eligible domestic subsidiaries, including the Company, joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Sears Tax Sharing Agreement"). Under the Sears Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this resulted in the Company's annual income tax provision being computed as if the Allstate Group filed a separate consolidated return, except that items such as net operating losses, capital losses or similar items, which might not be recognized in a separate return, were allocated according to the Sears Tax Sharing Agreement.

The Allstate Group and Sears Group have entered into an agreement which governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Distribution ("Consolidated Tax Years"). The agreement provides that all Consolidated Tax Years will continue to be governed by the Sears Tax Sharing Agreement with respect to the Allstate Group's federal income tax liability.

The components of the deferred income tax liability at December 31, are as follows:

                                                                                     1997            1996
                                                                                     ----            ----

    Unrealized net capital gains on fixed income securities                     $       1,706   $       1,503
    Difference in tax bases of investments                                                 66              25
                                                                                -------------   -------------
       Total deferred liability                                                 $       1,772   $       1,528
                                                                                =============   =============

                    GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ in thousands)

The components of income tax expense for the year ended December 31, are as follows:

                                                                1997              1996             1995
                                                                ----              ----             ----

    Current                                                      $ 3,037           $ 1,335          $ 1,615
    Deferred                                                          41                 4              (39)
                                                                 -------           -------          -------
       Total income tax expense                                  $ 3,078           $ 1,339          $ 1,576
                                                                 =======           =======          =======

The Company paid income taxes of $2,839, $2,446 and $866 in 1997, 1996 and 1995, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                                               1997              1996             1995
                                                               ----              ----             ----
    Statutory federal income tax rate                          35.0%             35.0%            35.0%
    Other                                                        .1                .5               .4
                                                               ----              ----             ----
    Effective federal income tax rate                          35.1%             35.5%            35.4%
                                                               ====              ====             ====

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ in thousands)


7.   Statutory Financial Information

The following tables reconcile net income for the year ended December 31, and shareholder's equity at December 31, as reported herein in conformity with generally accepted accounting principles with statutory net income and capital and surplus, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                                                  Net Income
                                                                                  ----------
                                                                    1997             1996              1995
                                                                    ----             ----              ----


Balance per generally accepted accounting principles            $     5,686       $      2,435      $      2,879
       Deferred income taxes                                             41                  4               (39)
       Unrealized gain on participation in
          Separate Accounts                                          (1,829)             1,368                 -
       Statutory investment reserves                                     93                 35              (279)
       Other                                                           (354)               (85)              108
                                                                -----------       ------------      ------------
Balance per statutory accounting practices                      $     3,637       $      3,757      $      2,669
                                                                ===========       ============      ============

                                                                                       Shareholder's Equity
                                                                                       --------------------
                                                                                      1997                1996
                                                                                      ----                ----


Balance per generally accepted accounting principles                              $   87,944         $     81,880
       Deferred income taxes                                                           1,772                1,528
       Unrealized gain/loss on fixed income securities                                (4,874)              (2,464)
       Non-admitted assets                                                               (86)                (850)
       Statutory investment reserves                                                     958               (2,282)
       Other                                                                          (3,114)              (2,118)
                                                                                  ----------         ------------
Balance per statutory accounting practices                                        $   82,600         $     75,694
                                                                                  ==========         ============

Permitted statutory accounting practices
The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Illinois Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

Final approval of the NAIC's proposed "Comprehensive Guide" on statutory accounting principles is expected in early 1998. The requirements may be effective as early as January 1, 1999, and are not expected to have a material impact on statutory surplus of the Company.


Dividends
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by insurance companies without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1998 without prior approval of the Illinois Department of Insurance is $8,050.

                                    GLENBROOK LIFE AND ANNUITY COMPANY
                                         SCHEDULE IV--REINSURANCE
                                             ($ in thousands)





                                                    Gross                                        Net
Year Ended December 31, 1997                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            4,095   $            4,095   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $           11,641   $           11,641   $                -
                                             ==================   ==================   ==================


                                                    Gross                                        Net
Year Ended December 31, 1996                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            2,436   $            2,436   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $            4,254   $            4,254   $                -
                                             ==================   ===================  ==================


                                                    Gross                                        Net
Year Ended December 31, 1995                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            1,250   $            1,250   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $            6,571   $            6,571   $                -
                                             ==================   ==================   ==================
